SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K

            Current Report Pursuant to Section 13 or 15(d)
              Under the Securities Exchange Act of 1934


                           Date of Report
                          January 25, 1999

                          _________________
                     Commission File Number 1-8662


                    PROACTIVE TECHNOLOGIES, INC.
              (formerly KEYSTONE MEDICAL CORPORATION)
       (Exact name of registrant as specified in its charter)

        Delaware                                23-2265039
    (State of Incorporation)          (IRS Employer Identification No.)

          7118 Beech Ridge Trail
           Tallahassee, Florida                         32312
  (Address of Principal Executive Offices)             (Zip Codes)

        Registrant's telephone number, including area code:
                         (850) 668-8500

_______________________________________________________________________

Item 1.       Changes in Control of Registrant

              Not Applicable

Item 2.       Acquisition or Disposition of Assets

      On January 8, 1999, the Company acquired 100% of the total issued and outstanding shares of PDK Properties, Inc., a Georgia corporation, which owns 100% of Stratos Inns, LLC, a Georgia limited liability company located in Atlanta, Georgia.

     The purchase price for PDK Properties, Inc. stock was the issuance of 3,600,000 shares of Proactive restricted common stock to the Lance Children's Trust. The consideration paid was determined as a result of arms-length negotiations between unrelated parties.

     Audited financial statements for PDK Properties, Inc. will be filed upon completion within sixty (60) days from the date hereof.

Item 3.       Bankruptcy or Receivership

              Not Applicable

Item 4.       Changes in Registrant's Certifying Accountant

              Not Applicable

Item 5.       Other Events

              Not Applicable

Item 6.       Resignations of Registrant's Directors

              Not Applicable

Item 7.       Financial Statements and Exhibits

              (a)    Financial Statements.

              As of the date of filing this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements, if any, required by Item 7(a) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements, if any, shall be filed by amendment to this Form 8-K no later than 60 days after January 25, 1999.

              (b)     Pro Forma Financial Information.

              As of the date of filing this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information, if any, required by this Item 7(b) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements, if any, shall be filed by amendment to this Form 8-K no later than 60 days after January 25, 1999.

              (c)     Exhibits.

Exhibit
Number                                Description
2.1* Agreement and Plan of Reorganization dated as of January 8, 1999 among Registrant, Lance Children's Trust and PDK Properties, Inc.

* In accordance with Item 601(b)(2) of Regulation S-K, the schedules have been omitted. There is a list of scedhules at the end of the Exhibit,
briefly describing them.   The Registrant will furnish supplementally a
copy of any omitted schedule to the Commission upon request.


Item 8.       Change in Fiscal Year

              Not Applicable

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    PROACTIVE TECHNOLOGIES, INC.


Dated:  January 25, 1999           /s/ Arthur G. Weiss
                                   By: _____________________________
                                   Arthur G. Weiss, President